UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2004

EFJ, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (402) 474-4800

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

99.1                Earnings release for the year ended December 31, 2004, issued on February 26, 2004

Item 12.                                                    Disclosure of Results of Operations and Financial Condition

On February 26, 2004, the Registrant issued a press release announcing financial results for the year and quarter ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1. The information contained in Item 12 of this report and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, INC.
(Registrant)

Date: March 4, 2004	By:	/s/ MASSOUD SAFAVI
Massoud Safavi
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

99.1	Earnings release for the year ended December 31, 2004, issued on February 26, 2004